Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Joseph A. D’Amato, Chief Executive Officer and Chief Financial Officer of Empire Resorts, Inc., a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report Form 10-K for the year ended December 31, 2009 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 24, 2010

By:	/s/ Joseph A. D’Amato
Joseph A. D’Amato
Chief Executive Officer and Chief Financial Officer